UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2007

APEX SILVER MINES LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands, British West Indies	1-13627	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Walker House
Mary Street
George Town, Grand Cayman
Cayman Islands, British West Indies	Not Applicable
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 9.01	Financial Statements and Exhibits

Signature

Exhibit Index

i

Item 1.01            Entry into a Material Definitive Agreement.

Effective March 9, 2007, Apex Silver Mines Limited (the “Company”) entered into an Indemnification Agreement with each member of its Board of Directors and its executive officers.

As provided in the Indemnification Agreement, the Company has agreed to indemnify each director and executive officer to the fullest extent permitted by law if he is made, or threatened to be made, a party to any threatened, pending or completed action, suit, or proceeding by reason of his affiliation with the Company.  The Agreement also provides for the advancement of expenses incurred in defending or participating in any proceeding in advance of its final disposition so long as the indemnitee follows various procedures prescribed by the Agreement.

The form of Indemnification Agreement is attached hereto as Exhibit 10.1.

Item 9.01            Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 15, 2007

Apex Silver Mines Limited

By:	/s/ Gerald J. Malys
Gerald J. Malys
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnification Agreement